UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or Section 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) December 29, 2006 (December 29, 2006)

Conversion Services International, Inc.

(Exact name of registrant as specified in its charter)

Delaware	0-30420	20-0101495
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

100 Eagle Rock Avenue, East Hanover, New Jersey	07936
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (973) 560-9400

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation to the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.03 Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

Reference is made to that certain Amended and Restated Senior Subordinated Convertible Promissory Note issued to Sands Brothers Venture Capital LLC by Conversion Services International, Inc. (“CSI”), to that certain Amended and Restated Senior Subordinated Convertible Promissory Note issued to Sands Brothers Venture Capital III LLC by CSI and to that certain Amended and Restated Senior Subordinated Convertible Promissory Note issued to Sands Brothers Venture Capital IV LLC by CSI (the “Notes”). The Maturity Date in each of the Notes is January 1, 2007. In consideration for a cash payment from CSI of $15,000, payable on a pro rata basis based on the level of investment to each of Sands Brothers Venture Capital LLC, Sands Brothers Venture Capital III LLC and Sands Brothers Venture Capital IV LLC (the “Funds”), the Funds agree to extend the Maturity Date to January 31, 2007. All other terms of the Notes remain in full force and effect.

Item 5.02. Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers.

In March 2004, CSI acquired DeLeeuw Associates, Inc. At that time, Mr. Robert C. DeLeeuw, founder and president of DeLeeuw Associates, signed on for a three year term as a member of the CSI management team to facilitate the acquisition and integration of DeLeeuw Associates. As this transition period comes to a close, CSI has entered into a new agreement with Mr. DeLeeuw, in which Mr. DeLeeuw will provide consulting services to CSI and DeLeeuw Associates, and will advise on business development activities with certain key clients. The consulting agreement also contains certain confidentiality, non-competition and assignment of work product provisions for the benefit of CSI. Effective with this transition, Mr. DeLeeuw has resigned from the CSI Board of Directors and as senior vice president.
.
Item 9.01. Financial Statements and Exhibits.

Set forth below is a list of Exhibits included as part of this Current Report.

99.1	Press Release, dated December 29, 2006

This Current Report on Form 8-K may contain, among other things, certain forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995, including, without limitation, (i) statements with respect to the Company’s plans, objectives, expectations and intentions; and (ii) other statements identified by words such as “may”, “could”, “would”, “should”, “believes”, “expects”, “anticipates”, “estimates”, “intends”, “plans” or similar expressions. These statements are based upon the current beliefs and expectations of the Company’s management and are subject to significant risks and uncertainties. Actual results may differ from those set forth in the forward-looking statements. These forward-looking statements involve certain risks and uncertainties that are subject to change based on various factors (many of which are beyond the Company’s control).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

December 29, 2006	CONVERSION SERVICES INTERNATIONAL, INC.

	By:	/s/ Scott Newman
Name: Scott Newman Title: President and Chief Executive Officer